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                               PIMCO ADVISORS VIT

                       Supplement Dated February 15, 2005
                       To the Prospectus Dated May 1, 2004

                DISCLOSURE RELATING TO PEA RENAISSANCE PORTFOLIO

         On February 11, 2005, the Board of Trustees of PIMCO Advisors VIT (the "Trust") met and considered: (i) adding the PEA Renaissance Portfolio (the "Portfolio") under the Portfolio Management Agreement (the "Agreement") with Oppenheimer Capital LLC ("Oppenheimer Capital") effective as of the termination of the portfolio management agreement with PEA Capital LLC, and (ii) the termination of PEA Capital LLC as the sub-adviser to the Portfolio, effective as of the close of business on February 11, 2005. Under the Agreement, Oppenheimer Capital will assume portfolio management responsibility for the Portfolio.

     The Portfolio will be managed by Lois Roman, Louis Goldstein and Colin Glinsman. Mr. Glinsman is a Managing Director and the Chief Investment Officer of Oppenheimer Capital. He has 25 years of investment experience, including 16 years at Oppenheimer Capital. Ms. Roman has 19 years of investment experience, including 2 years at Oppenheimer Capital where she manages all-cap and large-cap portfolios. Before joining Oppenheimer Capital, Ms. Roman was employed by Deutsche Asset Management and Scudder Investments. Mr. Goldstein is the head of the Small/Mid Cap product group and a portfolio manager at Oppenheimer Capital. He has 22 years of investment experience, including 14 years at Oppenheimer Capital. In addition, effective February 12, 2005, the name of the Portfolio will change to the OpCap Renaissance Portfolio. The change in sub-adviser to the Funds will not result in any change in the investment objective, policies or fees of the Portfolio as disclosed in the Prospectus.